UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2023 (May 24, 2023)

XYLEM INC.

(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Water Street SE	20003
Washington, DC
(Address of principal executive offices)	(Zip Code)

(202) 869-9150

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, par value $0.01 per share	XYL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 23, 2023 by Xylem Inc., an Indiana corporation (the “Company”), the Company, Fore Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Evoqua Water Technologies Corp., a Delaware corporation (“Evoqua”), entered into an Agreement and Plan of Merger, dated as of January 22, 2023 (the “Merger Agreement”), which provided for, among other things, the merger (the “Merger”) of Merger Sub with and into Evoqua, with Evoqua continuing as the surviving corporation. On May 24, 2023, the Merger was consummated in accordance with the terms of the Merger Agreement, and the Company filed a Current Report on Form 8-K on May 24, 2023 (the “Original Report”), relating to the completion of the Merger.

This Amendment No. 1 (this “Amendment”) is being filed by the Company to provide the financial information that was previously omitted from the Original Report and includes the financial information referred to in Item 9.01(a) and (b), below. Pursuant to the instructions to Item 9.01 of Form 8-K, the Company hereby amends Item 9.01 of the Original Report to include the previously omitted financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Evoqua as of and for the year ended September 30, 2022 are included as Exhibit 99.1 hereto. The unaudited consolidated financial statements of Evoqua as of and for the interim period ended March 31, 2023 are included as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information

The Company’s unaudited pro forma condensed combined balance sheet as of March 31, 2023 and income statement for the year ended December 31, 2022 and the interim period ended March 31, 2023 are included as Exhibit 99.3 hereto.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for Evoqua Water Technologies Corp.

99.1	The audited consolidated financial statements of Evoqua as of and for the year ended September 30, 2022

99.2	The unaudited consolidated financial statements of Evoqua as of and for the interim period ended March 31, 2023

99.3	The Company’s unaudited pro forma condensed combined balance sheet as of March 31, 2023 and income statement for the year ended December 31, 2022 and the interim period ended March 31, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: August 3, 2023	By:	/s/ Kelly C. O’Shea
Kelly C. O’Shea
Vice President, Corporate Secretary and Senior Managing Counsel, Corporate